UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2013

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (which we may refer to as “we”, “us” “our” or the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)

Approval of Performance-Based Equity Grants to Named Executive Officers

On August 14, 2013, the Compensation Committee of our Board of Directors approved the grant of restricted stock units (RSUs) under the Company’s 2012 Equity Incentive Plan (which was previously approved by our stockholders and referred to herein as our 2012 EIP) to each of our named executive officers, consisting of (1) RSUs subject to performance-based vesting (or Performance RSUs), (2) RSUs subject to time-based vesting (or Time RSUs), and (3) RSUs subject to both performance-based vesting and time-based vesting (or Time-Performance RSUs), as set forth below. The Performance RSUs and Time-Performance RSUs are being granted in order to more closely align a portion of these officers’ long-term incentive compensation with our financial performance. These grants, if they later vest, will be settled in shares of the Company’s Class A common stock.

The following table sets forth information regarding the number of Performance RSUs, Time RSUs and Time-Performance RSUs granted to each named executive officer and the shares issuable upon the vesting thereof.

Name	Title	Performance RSUs(1)	Time RSUs	Time-Performance RSUs
Robert E. Sulentic	President and Chief Executive Officer	50,765	—	101,531

Gil Borok	Executive Vice President and Chief Financial Officer	14,004	28,008	—

Michael J. Lafitte	Chief Operating Officer	32,385	—	64,770

James R. Groch	Executive Vice President and Chief Investment Officer	32,385	—	64,770

Calvin W. Frese, Jr.	Chief Executive Officer—Americas	31,509	—	63,019

(1)	The figure indicated is the “target” number of Performance RSUs set forth in the award. The maximum number of Performance RSUs available under the award is 200% of the target figure.

The forms of Performance RSU grant notice and award agreement, Time RSU grant notice and award agreement and Time-Performance RSU grant notice and award agreement, as applicable, to be entered into between the Company and each named executive officer are described below.

Forms of RSU Grant Notices and Award Agreements under the 2012 EIP

On August 14, 2013, the Compensation Committee approved new forms of grant notices and RSU award agreements (collectively, the RSU Award Agreements) for RSU awards granted on or after August 14, 2013, pursuant to which we may grant Performance RSUs, Time RSUs and Time-Performance RSUs to our named executive officers from time to time.

Awards of Performance RSUs. Under the terms of the Performance RSU Award Agreement, Performance RSUs will vest in full on the third anniversary of the vesting commencement date, but only if the Company exceeds a minimum “Adjusted EPS” performance threshold measured on a cumulative basis for the two fiscal years following the fiscal year in which the Performance RSU award is granted (such threshold, the Adjusted EPS Threshold). Adjusted EPS is defined as the Company’s earnings per share, as adjusted for certain charges in accordance with the 2012 EIP, and publicly reported by the Company as “EPS, as adjusted” for each applicable period.

Under the terms of the Performance RSU Award Agreement, recipients will receive a “target” number of Performance RSUs, and the actual number of Performance RSUs (if they later vest) will be determined by measuring the extent by which actual Adjusted EPS exceeds the Adjusted EPS Threshold. If actual Adjusted EPS is less than the Adjusted EPS Threshold, then no Performance RSUs will vest. The maximum number of Performance RSUs available under the award is 200% of the target award, and there is linear interpolation between various Adjusted EPS performance levels.

Awards of Time RSUs. Under the terms of the Time RSU Award Agreement, Time RSUs are subject to a four-year vesting period, with 1/4th of the total Time RSUs vesting on each anniversary of the vesting commencement date (with the first 1/4th vesting on the first anniversary of the vesting commencement date).

Awards of Time-Performance RSUs. Under the terms of the Time-Performance RSU Award Agreement, Time-Performance RSUs are subject to a four-year vesting period, with 1/4th of the total Time-Performance RSUs vesting on each anniversary of the vesting commencement date (with the first 1/4th vesting on the first anniversary of the vesting commencement date), but only if the Company’s EBITDA, as adjusted, meets or exceeds a specified threshold (the Adjusted EBITDA Threshold) for the trailing twelve-month period ending June 30 of the fiscal year following the fiscal year in which the Time-Performance RSU is granted.

“EBITDA, as adjusted” is defined as the Company’s earnings before net interest expense, write-off of financing costs, income taxes, depreciation and amortization, as adjusted to remove the impact of certain cash and non-cash charges in accordance with the 2012 Plan, and publicly reported by the Company as “EBITDA, as adjusted” for the applicable period.

A recipient of RSUs will not have rights of a stockholder, including dividend and voting rights, unless and until such RSUs are settled in shares of our Class A common stock. Upon the termination of the recipient’s employment or service with the Company (or Continuous Service), any unvested RSUs will generally be forfeited under the terms of the 2012 EIP. However:

•

With respect to the Performance RSUs, if the recipient’s Continuous Service is terminated due to death, disability or retirement, then any unvested RSUs will continue to vest as provided in the grant notice, which requires that the Company exceed the Adjusted EPS Threshold.

•

With respect to the Time RSUs, if the recipient’s Continuous Service is terminated due to (i) death or disability, then any unvested RSUs will become immediately vested, or (ii) retirement, then any unvested RSUs will continue to vest as provided in the grant notice.

•

With respect to the Time-Performance RSUs, if the recipient’s Continuous Service is terminated due to (i) death or disability, then any unvested RSUs will become immediately vested, but only if or when the Company meets or exceeds the Adjusted EBITDA Threshold, or (ii) retirement, then any unvested RSUs will continue to vest as provided in the grant notice, which requires that the Company meet or exceed the Adjusted EBITDA Threshold.

•

With respect to all of the RSU Award Agreements, if the death, disability or retirement event occurs within twelve months following the vesting commencement date, then the number of unvested RSUs that will immediately vest or continue to vest, as applicable, will be equal to (x) the number of days that have elapsed from the vesting commencement date through the date of termination of Continuous Service divided by 365, multiplied by (y) the number of RSUs subject to the award, with such product rounded down to the nearest whole unit.

The foregoing descriptions of the forms of RSU Award Agreements are summaries and qualified in their entirety by the complete text of the forms of RSU Award Agreements, which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Form of Grant Notice and Restricted Stock Unit Agreement (Performance-Based)

10.2	Form of Grant Notice and Restricted Stock Unit Agreement (Time-Based)

10.3	Form of Grant Notice and Restricted Stock Unit Agreement (Time-Performance Based)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2013	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Grant Notice and Restricted Stock Unit Agreement (Performance-Based)

10.2	Form of Grant Notice and Restricted Stock Unit Agreement (Time-Based)

10.3	Form of Grant Notice and Restricted Stock Unit Agreement (Time-Performance Based)

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